                                                                    EXHIBIT 99.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the accompanying Quarterly Report on Form 10-Q of The A Consulting Team, Inc. for the nine months ended September 30, 2002, I, Richard Falcone, the principal financial officer of The A Consulting Team, Inc., hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) such Quarterly Report on Form 10-Q for the nine months ended September 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-Q for the nine months ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of The A Consulting Team, Inc., on a consolidated basis.





November 13, 2002                  /s/ Richard Falcone
-----------------                  -------------------
Date                               Name:  Richard Falcone
                                   Title: Chief Financial Officer and President